EXHIBIT 32

                         CERTIFICATION OF ANNUAL REPORT

We certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date  3/23/04                  /s/ Archie H. Davis
      -------                  -------------------
                                   Archie H. Davis - President & CEO


Date  3/23/04                  /s/ G. Mike Odom, Jr.
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                                   G. Mike Odom, Jr. - Executive Vice President
                                                       & COO

Date  3/23/04                 /s/ Robert B. Briscoe
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                                  Robert B. Briscoe - Chief Financial Officer